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                                   STATE OF ALASKA

                        THE ALASKA PUBLIC UTILITIES COMMISSION


Before Commissioners:                            Sam Cotten, Chairman
                                                 Don Schroer
                                                 Alyce A. Hanley
                                                 Dwight D. Ornquist
                                                 Tim Cook


In the Matter of the Petition by GCI   )
COMMUNICATION CORP. for Arbitration    )    U-96-89
under Section 252 of the Telecom-      )
munications Act of 1996 with the       )    ORDER NO. 9
MUNICIPALITY OF ANCHORAGE d/b/a        )
ANCHORAGE TELEPHONE UTILITY a/k/a      )
ATU TELECOMMUNICATIONS for the         )
Purpose of Instituting Local Exchange  )
COMPETITION                            )
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                      ORDER APPROVING ARBITRATED INTERCONNECTION
                AGREEMENT AS RESOLVED AND MODIFIED BY ORDER U-96-89(8)

BY THE COMMISSION:

                                     INTRODUCTION

    By Order U-96-89(i) , dated September 17, 1996, the Commission established arbitration procedures to consider the petition for arbitration filed by GCI COMMUNICATION CORP. (GCICC) under Section 252 of the Telecommunications Act of 1996 (The Act).(1) In its petition, GCICC requested arbitration with the MUNICIPALITY OF ANCHORAGE d/b/a ANCHORAGE TELEPHONE UTILITY a/k/a ATU TELECOMMUNICATIONS (ATU) for the purpose of instituting local exchange competition. In that Order the Commission also determined that the primary arbitrator's recommended decision would be presented to the Commission by December 1,

______________
    (1) 47 U.S.C. 151 ET SEQ. as amended by The Act.

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1996.  The Commission determined that it could accept, reject, or modify the recommended decision as part of the arbitration process.

    On December 16, 1996, the Commission issued Order U-96-89(8) (2) resolving all open issues subject to arbitration.(3) On January 6, 1997, GCICC, ATU, and AT&T Alascom filed comments on Order U-96-89(8).

                                      DISCUSSION

    Before this Commission is the issue of whether the arbitrated interconnection agreement as decided in Order U-96-9(8) should be approved or rejected. The limited grounds for rejection are clearly set out in Section 252(e) of The Act:

    The State commission may only reject . . . an agreement (or any portion thereof) adopted by arbitration . . . if it finds that the agreement does not meet the requirements of section 251, including the regulations prescribed by the Commission pursuant to section 251, or the standards set forth in subsection (d) of this section.

47 U.S.C. 252(e)(2)(B).

    The Commission observes that all issues addressed in the arbitrated interconnection agreement, SUPRA, as resolved and accepted by Order U-96-89(8) were open issues subject to arbitration by the Commission pursuant to the standards and requirements of Sections 251 and 252

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    (2) The Commission notes that in Order U-96-89(8) at page 23, the reference to the date that GCICC had filed its Intrastate Access Proposal was in error. The Order stated that it was filed on December 21, 1996, but the actual filing date was December 11, 1996.

    (3) The Commission notes that an "Interconnection Agreement" was filed December 3, 1996, by GCICC as an appendix to its Discussion of Identified Issues. On December 12, 1996, GCICC filed an ERRATA AS TO INTERCONNECTION AGREEMENT that made corrections to Exhibits A and N of the Interconnection Agreement. GCICC represented that the corrected pages had been discussed with, and reviewed by, ATU.

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of The Act.  The Commission also observes that it has received no requests for reconsideration of Order U-96-89(8).

    In light of the comments filed January 6, 1997, as well as review of The Act and the conclusions set out in Order U-96-89(8), the Commission finds no reason to reconsider that decision. Therefore, the arbitrated interconnection agreement in this proceeding, as modified and accepted by Order U-96-89(8), is approved.(4)

    The Commission finds that the arbitrated interconnection agreement, as modified and accepted by Order U-96-89(8), is in compliance with Section 252(e) of The Act, subject to the understanding that all prices in the arbitrated interconnection agreement are temporary in nature and will require a full study based upon a cost methodology to be determined by this Commission at a later date.

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    (4) The parties were telephonically notified of this decision on
January 14, 1997.

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                                        ORDER

    THE COMMISSION FURTHER ORDERS, That, the arbitrated interconnection agreement in this proceeding, modified and accepted by Order U-96-89(8), is approved.(5)

DATED AND EFFECTIVE at Anchorage, Alaska, this 14th day of January, 1997.

                            BY DIRECTION OF THE COMMISSION








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    (5) The Commission notes that GCICC's "Interconnection Agreement"
referenced above was not signed by the parties, nor does it contain the amendments referenced by GCICC's ERRATA or the modifications articulated by the Commission in Order U-96-89(8). The parties are required to submit a signed interconnection agreement that reflects the ERRATA and the Commission's decisions so that the interconnection agreement decided in this proceeding is contained in a single document.


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